Exhibit 10.3

AMENDMENT TO ESCROW AGREEMENT

AND DEFINITIVE AGREEMENTS

This AMENDMENT TO ESCROW AGREEMENT AND DEFINITIVE AGREEMENTS (this “Amendment”) is entered into effective this 4th day of January, 2021, by and among COLONIAL STOCK TRANSFER COMPANY, INC. (“Escrow Agent”), a Utah corporation located at 66 Exchange Place, Salt Lake City, Utah 84111; 20/20 GLOBAL, INC., a Nevada corporation (“20/20 Global”); MARK D. WILLIAMS, COLIN GIBSON, and THE ROBERT AND JOANNA WILLIAMS TRUST (the “20/20 Global Stockholders”) EHAVE INC., an Ontario corporation (“Ehave”); and MYCOTOPIA THERAPIES INC., a Florida corporation (“MYC”), based on the following:

Premises

A. On December 24, 2020, to facilitate a reorganization transaction, agreements to provide for: (i) 20/20 Global’s purchase of the MYC stock from Ehave and MYC becoming a wholly owned subsidiary of 20/20 Global under the terms and conditions of a stock purchase agreement (the “MYC SPA”); (ii) Ehave’s purchase of control of 20/20 Global from the 20/20 Global Stockholders under the terms and conditions of a separate stock purchase agreement (the “SPA”); and (iii) the change of control of 20/20 Global’s board of directors and management under the terms of change of control and funding agreement (the “Change of Control Agreement”) (together the MYC SPA, the Change of Control Agreement, and the SPA are referred to as the “Definitive Agreements”), were executed by the respective parties.

B. The parties to this Amendment contemplated that the closing of each transaction contemplated by the Definitive Agreements would be dependent on the closing of each of the other agreements, and the parties agreed to enter into an Escrow Agreement to facilitate the simultaneous closings of the transactions outlined above on January 4, 2021.

C. However, it is not now practical or possible to proceed with the closing on that date, and the parties wish to extend the closing date for each of the Definitive Agreements and the Escrow Agreement.

Agreement

NOW, THEREFORE, upon these premises, which are incorporated herein by reference, and for and in consideration of the mutual promises and covenants set forth herein and other good a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. The parties agree that whenever the date January 4, 2021, or a reference to the closing date appears in the Definitive Agreements and the Escrow Agreement, the following will govern:

The closing will occur through the simultaneous and interdependent electronic transfer of documents and payments at a mutually agreeable time and date not more than five business days after each party has satisfied all conditions precedent and Ehave has delivered to 2020 Global the audited financial statements of MYC required for reporting an acquired business on a Current Report on Form 8-K respecting the transactions contemplated hereby, accompanied by an unqualified report of registered public accountants thereon.

2. Based on the foregoing, it will not be possible to comply with Rule 14f-1 of the Securities Exchange Act by January 18, 2021. Accordingly, the appointment of the New Board (as defined in the Change of Control Agreement) will be delayed and will become effective automatically on 20/20 Global’s compliance with Rule 14f-1 under the Securities Exchange Act, which the New Board will cause 20/20 Global to complete as promptly as practical, with the mailing of the required notice commencing no event later than 14 days after the simultaneous closing of the Definitive Agreements.

3. Except as expressly amended hereby, the Definitive Agreements and the Escrow Agreement will continue in full force and effect in accordance with their terms.

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of January 4, 2021.

20/20 GLOBAL, INC.

By:
Mark D. Williams, President

EHAVE INC.

By:
Benjamin Kaplan, President

MYCOTOPIA THERAPIES INC.

By:
Benjamin Kaplan, President

Mark D. Williams

Colin Gibson

THE ROBERT AND JOANNA WILLIAMS TRUST

By:
Mark Williams, Trustee

COLONIAL STOCK TRANSFER COMPANY, INC.

By:
Dan Carter, Vice President of Services

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